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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005


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                             SOLA INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


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
            Delaware                               001-13606                             94-3189941
(State or other jurisdiction of             (Commission file number)                  (I.R.S. Employer
 incorporation or organization)                                                      Identification No.)

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                      10590 West Ocean Air Drive, Suite 300
                               San Diego, CA 92130
                    (Address of principal executive offices)


                                 (858) 509-9899
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.01. Changes in Control of Registrant.

     On March 22, 2005, pursuant to an Agreement and Plan of Merger, dated as of December 5, 2004, among SOLA International Inc., a Delaware corporation (the "Company"), Carl Zeiss TopCo GmbH, a German company ("TopCo"), and Sun Acquisition, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of TopCo ("Sun"), Sun merged with and into the Company with the Company as the surviving corporation. As a result of the merger, each share of common stock outstanding of the Company immediately prior to the effective time of the merger was converted into the right to receive $28.00 in cash, without interest. Each share of Sun was converted into a share of the Company, making the Company an indirect wholly-owned subsidiary of TopCo.

     The aggregate merger consideration paid by TopCo was $909,699,700. Credit Suisse First Boston International and Deutsche Bank AG London provided debt financing for this transaction, and TopCo and EQT III Limited provided an equity contribution.

     As a result of the transaction described above, the Board of Directors of Sun became the Board of Directors of the Company. The directors of the Company following the merger are Christian Mueller, Ulrich Hoffmann and Klaus Leinmueller.

     A copy of the press release issued by the Company on March 22, 2005 is filed as an exhibit hereto and is incorporated herein by reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     The information provided in Item 5.01 of this report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibits are filed herewith:

        Exhibit No.              Description
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        99.1                     Press Release



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005


                                    SOLA INTERNATIONAL INC.


                                    By:    /s/ Jeremy C. Bishop
                                           ----------------------------------
                                           Name:  Jeremy C. Bishop
                                           Title:  Chief Executive Officer